Exhibit 10.1

Dated October 30, 2026
(1)    BUNGE SECURITIZATION B.V., as Seller
(2)    KONINKLIJKE BUNGE B.V., as Master Servicer, Seller Agent and Subordinated Lender
(3)    The Conduit Purchasers party hereto
(4)    The Committed Purchasers party hereto
(5)    The Purchaser Agents party hereto
(6)    COÖPERATIEVE RABOBANK U.A., as Administrative Agent, Committed Purchaser and Purchaser Agent and on behalf of its Conduit Purchaser
(7)    BUNGE GLOBAL SA, as Performance Undertaking Provider
(8)    BUNGE NETHERLANDS B.V., as Existing Dutch Originator
(9)    BUNGE FRANCE SAS, as Existing French Originator

THIRTY-FIRST AMENDMENT TO THE RECEIVABLES TRANSFER AGREEMENT

CONTENTS
Clause        Page

1.    DEFINITIONS AND INTERPRETATION    2
2.    AMENDMENT OF THE RECEIVABLES TRANSFER AGREEMENT    2
3.    REPRESENTATIONS    3
4.    CONSENT TO AMENDMENT OF FRENCH RPA    3
5.    CONSENT TO BNABV DUTCH MERGER AND BOTLEK DUTCH MERGER AND AMENDMENT OF DUTCH RPA, EACH DUTCH ACCOUNT SECURITY AGREEMENT AND EACH OTHER TRANSACTION DOCUMENT    4
6.    CONTINUANCE    5
7.    FURTHER ASSURANCE    6
8.    CONDITIONS PRECEDENT    6
9.    NOTICES, ETC.    8
10.    EXECUTION IN COUNTERPARTS    8
11.    GOVERNING LAW; SUBMISSION TO JURISDICTION    8
12.    NO PROCEEDING; LIMITED RECOURSE    9

Exhibit A – Schedule 1 (Purchaser Groups)
Exhibit B – Schedule 2 (Address and Notice Information)
Exhibit C - Schedule 5 (Facility Amounts and Facility Account Banks)
Exhibit D - Schedule 9 (Excluded Obligors)
Exhibit E - Schedule 1 (Seller Information) to Dutch RPA
Exhibit F - Schedule 1 (Seller Information) to French RPA
Exhibit G – Form of Supplemental Right of Pledge

i

THIS THIRTY-FIRST AMENDMENT TO THE RECEIVABLES TRANSFER AGREEMENT (this “Amendment”) is dated October 30, 2026 and made among:
(1)    BUNGE SECURITIZATION B.V., a private limited liability company incorporated under the laws of the Netherlands, registered with the Dutch trade register under number 52234037, as Seller (the “Seller”);
(2)    KONINKLIJKE BUNGE B.V., a private limited liability company incorporated under the laws of the Netherlands, registered with the Dutch trade register under number 24020546, as Master Servicer (the “Master Servicer”), as seller agent (the “Seller Agent”) and Subordinated Lender (the “Subordinated Lender”);
(3)    the Conduit Purchasers party hereto (the “Conduit Purchasers”);
(4)    the Committed Purchasers party hereto (the “Committed Purchasers”);
(5)    the Purchaser Agents party hereto (the “Purchaser Agents”);
(6)    COÖPERATIEVE RABOBANK U.A. (“Rabobank”), as Administrative Agent (the “Administrative Agent”), Committed Purchaser and Purchaser Agent;
(7)    BUNGE GLOBAL SA, a corporation incorporated under the laws of Switzerland, as Performance Undertaking Provider (the “Performance Undertaking Provider”);
(8)     BUNGE NETHERLANDS B.V., a private limited liability company incorporated under the laws of the Netherlands, having its official seat in Amsterdam, registered with the Dutch trade register under number 66808006, as Dutch Originator, Pledgor under the Dutch Account Pledge Agreement and Originator under the Dutch Declaration of Trust (the “Existing Dutch Originator”);
(9)     BUNGE FRANCE SAS, a société par actions simplifiée incorporated under the laws of France with its registered office at 28 ter rue de la Paix et des Arts, 44600 Saint-Nazaire, registered with the Companies and Commercial Registry of Saint-Nazaire under the number 435 391 354 (“Bunge France SAS”), as French Originator (the “Existing French Originator”)
collectively referred to as the “Parties” and each of them a “Party”.
BACKGROUND:
(A)    This Amendment is supplemental to and amends the receivables transfer agreement dated June 1, 2011 (as amended and restated on March 31, 2026) made among the Parties to this Amendment (the “Receivables Transfer Agreement”).
(B)    The Parties seek to amend the Receivables Transfer Agreement to extend the Original Termination Date to December 13, 2027.

(C)    On or after the date hereof, Bunge Netherlands B.V. (the “Existing Dutch Originator”) will merge into Bunge Netherlands Agri B.V. (“BNABV”) with BNABV being the surviving entity and the Existing Dutch Originator being the disappearing entity (the “BNABV Dutch Merger”). On the effective date of the BNABV Dutch Merger, all of the rights and obligations of the Existing Dutch Originator under the Dutch RPA, each Dutch Account Security Agreement and each other Transaction Document to which the Existing Dutch Originator is a party will transfer to BNABV under universal title and by operation of Dutch law and the Existing Dutch Originator will cease to exist.
(D)    On or after the BNABV Dutch Merger, Viterra Botlek B.V. (“Botlek”) will merge into BNABV with BNABV surviving (the “Botlek Dutch Merger”).
(E)    On or after the date hereof, Viterra France SAS (“Viterra France”) will merge into the French Originator with the French Originator surviving (the “French Originator Merger”).
(F)    The Parties have agreed to further amend the Receivables Transfer Agreement on the terms set out below.
(G)    This Amendment is a Transaction Document as defined in the Receivables Transfer Agreement.
IT IS AGREED that:
1.    DEFINITIONS AND INTERPRETATION
Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement. The principles of interpretation set forth in Section 1.2 (Other terms) and Section 1.3 (Computation of time periods) of the Receivables Transfer Agreement shall apply to this Amendment as if fully set forth herein.
2.    AMENDMENT OF THE RECEIVABLES TRANSFER AGREEMENT
(a)    With effect as of the later of (i) the Thirty-First Amendment Effective Date (as such term is defined in Section 8 (Conditions Precedent)), and (ii) so long as no Facility Termination Event or Potential Facility Termination Event shall have occurred and be continuing, 12:01 a.m. (New York City time) on December 14, 2026 (the later of the dates described in clauses (i) and (ii) shall be referred to herein as the “Extension Effective Date”), the Receivables Transfer Agreement shall be amended as set forth herein:
(i)    In Section 1.1 (Definitions), the definition of “Original Termination Date” shall be amended and restated in its entirety as follows:
“Original Termination Date” means December 13, 2027.

(b)    With effect from the Thirty-First Amendment Effective Date (as such term is defined in Section 8 (Conditions Precedent)), the Receivables Transfer Agreement shall be further amended as set forth herein:
(i)    Schedule 1 (Purchaser Groups) shall be deleted and replaced with Exhibit A hereto.
(ii)    Schedule 2 (Address and Notice Information) shall be deleted and replaced with Exhibit B hereto.
(iii)    Schedule 5 (Facility Accounts and Facility Account Banks) shall be deleted and replaced with Exhibit C hereto.
(iv)    Schedule 9 (Excluded Obligors) shall be deleted and replaced with Exhibit D hereto.
(c)    The Parties hereto, including but not limited to each Committed Purchaser, agrees, acknowledges and consents to the extension of the Original Termination Date to December 13, 2027 as a Fundamental Change.
3.    REPRESENTATIONS
Each of the Seller, the Master Servicer and the Performance Undertaking Provider represents and warrants to the other Parties hereto that, after giving effect to this Amendment, the extension of the Original Termination Date, the amendments to the Dutch RPA and the amendments to the French RPA, each of its representations and warranties set forth in the Receivables Transfer Agreement, as such representations and warranties apply to such Person, is true and correct in all material respects on and as of the Thirty-First Amendment Effective Date, the Extension Effective Date, the BNABV Dutch Merger Amendment Effective Date and the French Originator Merger Amendment Effective Date as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.
4.    CONSENT TO AMENDMENT OF FRENCH RPA
(a)    Within thirty (30) days after the effective date of the French Originator Merger, the Seller shall procure that the French Originator deliver a written notice (which may be in the form of an email) to the Administrative Agent and each Purchaser Agent confirming that the French Originator Merger is valid and effective (the “French Originator Merger Amendment Effective Date”).
(b)    The Parties hereto each agree, acknowledge and consent to Schedule 1 (Seller Information) to the French RPA being deleted and replaced with Exhibit F hereto as of the later of (i) the Thirty-First Amendment Effective Date and (ii) the French Originator Merger Amendment Effective Date.

5.    CONSENT TO BNABV DUTCH MERGER AND BOTLEK DUTCH MERGER AND AMENDMENT OF DUTCH RPA, EACH DUTCH ACCOUNT SECURITY AGREEMENT AND EACH OTHER TRANSACTION DOCUMENT
(a)    Within thirty (30) days after the effective date of the BNABV Dutch Merger, (i) the Seller shall procure that BNABV shall deliver a written notice to the Seller, the Administrative Agent and each Purchaser Agent confirming that the BNABV Dutch Merger is valid and effective and as a result of the BNABV Dutch Merger, BNABV agrees and acknowledges that (x) all of the rights and obligations of the Existing Dutch Originator under the Dutch RPA, each Dutch Account Security Agreement and each other Transaction Document to which the Existing Dutch Originator is a party transferred to BNABV under universal title and by operation of Dutch law, (y) the Existing Dutch Originator ceased to exist and (z) BNABV is bound by all rights and obligations of the Existing Dutch Originator under the Dutch RPA, each Dutch Account Security Agreement and each other Transaction Document to which it is a party; (ii) the Seller shall file (x) a UCC-3 amendment to amend the existing UCC-1 financing statement that has been filed against Bunge Netherlands B.V. in connection with the Dutch RPA and (y) a UCC-1 financing statement against BNABV in connection with the Dutch RPA, in each case to reflect the BNABV Dutch Merger and shall provide filed copies of the same to the Administrative Agent and each Purchaser Agent; (iii) the Seller shall procure that BNABV shall create a supplemental right of pledge in respect of any Dutch Pledged Collection Account (as defined in the Dutch Account Pledge Agreement entered into by the Existing Dutch Originator) substantially in the form attached hereto as Exhibit F to be registered with the Dutch tax authorities with evidence of such registration delivered to the Administrative Agent, and notified to each relevant Account Bank (including JPMorgan Chase Bank, N.A.); (iv) Reed Smith LLP, special U.S. counsel for the Master Servicer and BNABV shall deliver a legal opinion in form and substance satisfactory to the Administrative Agent and each Purchaser Agent, that the Seller has a perfected security interest in all Receivables and Related Security purported to be sold by BNABV to the Seller under the Dutch RPA and that the provisions of the Dutch RPA and the form of financing statement naming BNABV as debtor filed in Washington D.C. are sufficient in form to establish a legal, valid, binding and enforceable transfer of all of BNABV’s rights, title and interest in and to the Receivables and the Related Property from BNABV to the Seller (and the Administrative Agent as assignee thereof); and (v) Clifford Chance LLP, special Dutch counsel for BNABV shall deliver a legal opinion in form and substance satisfactory to the Administrative Agent and each Purchaser Agent setting out the transfer by universal title of the Existing Dutch Originator’s rights and obligations under the Dutch RPA and the Dutch Account Security Agreement, the validity and enforceability of the supplemental pledge and the capacity of BNABV to execute such supplemental pledge (the later of the Thirty-First Amendment Effective Date and the date on which clauses (i)-(v) above have been satisfied, so long as no Facility Termination Event or Potential Facility Termination Event

shall have occurred and be continuing, shall be referred to herein as the “BNABV Dutch Merger Amendment Effective Date”).
(b)    The Parties hereto each agree, acknowledge and consent to the BNABV Dutch Merger and the Botlek Dutch Merger. For purposes of section 9.1(b) of the Dutch RPA, clause 12.8 of the Dutch Account Pledge Agreement and clause 7.2 of the Dutch Declaration of Trust, the Parties hereto agree that, as of the BNABV Dutch Merger Amendment Effective Date, all references in the Receivables Transfer Agreement, the Dutch RPA, each Dutch Account Security Agreement and each other Transaction Document to:
“Bunge Netherlands B.V.” shall be deleted and replaced with references to "Bunge Netherlands Agri B.V."
"having its official seat (statutaire zetel) in Amsterdam, the Netherlands and registered with the Dutch trade register under number 66808006" shall be deleted and replaced with references to "having its official seat (statutaire zetel) in Rotterdam, the Netherlands and registered with the Dutch trade register under number 24138640"
"having its official seat in Amsterdam, the Netherlands and having its registered office address at Coenhavenweg 3 (1013BK) Amsterdam, the Netherlands, registered with the Trade Register under number 66808006" shall be deleted and replaced with references to "having its official seat in Rotterdam, the Netherlands and having its registered office address at Blaak 31 (3011GA)Rotterdam, the Netherlands, registered with the Trade Register under number 24138640".
(c)    Within thirty (30) days after the effective date of the Botlek Dutch Merger, the Seller shall procure that BNABV shall deliver a written notice (which may be in the form of an email) to the Seller, the Administrative Agent and each Purchaser Agent confirming that the Botlek Dutch Merger is valid and effective (the later of the Thirty-First Amendment Effective Date and the date on which such written notice has been delivered shall be referred to herein as the “Botlek Dutch Merger Amendment Effective Date”).
(d)    The Parties hereto each agree, acknowledge and consent to Schedule 1 (Seller Information) to the Dutch RPA being deleted and replaced with Exhibit E hereto as of the later of the Botlek Dutch Merger Amendment Effective Date and the BNABV Dutch Merger Amendment Effective Date.
(e)    The Parties hereto waive any further notice or consent requirements in respect of the BNABV Dutch Merger and the Botlek Dutch Merger.
6.    CONTINUANCE

The Parties hereby confirm that the provisions of the Receivables Transfer Agreement and the other Transaction Documents shall continue in full force and effect, subject only to the amendments effected thereto by this Amendment.
7.    FURTHER ASSURANCE
The Parties shall, upon request of the Administrative Agent, and at the cost of the Seller, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected by this Amendment. Each of the Parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.
8.    CONDITIONS PRECEDENT
This Amendment shall become effective as of 12:01 a.m. (New York City time) on November 1, 2026 upon the notice from the Administrative Agent to the Seller and Purchasers that the Administrative Agent has received, in each case in form and substance satisfactory to the Administrative Agent, the following, duly executed by all parties thereto (the “Thirty-First Amendment Effective Date”); provided, that the Administrative Agent may, acting on the instructions of the Purchasers, waive any of the following conditions precedent:
(a)    this Amendment;
(b)    the Reaffirmation of Performance Undertaking, dated as of the date hereof, made by the Performance Undertaking Provider for the benefit of the Administrative Agent;
(c)    a notice from the French Originator to the Administrative Agent and each Purchaser Agent, dated on a date at least twenty (20) Business Days prior to the date hereof, regarding the French Originator Merger;
(d)    a notice from the Existing Dutch Originator to the Administrative Agent and each Purchaser Agent, dated on a date at least twenty (20) Business Days prior to the date hereof, regarding (i) the merger of Bunge Netherlands B.V. into BNABV and (ii) the merger of Botlek into BNABV;
(e)    summaries of the due diligence review of sample sales contracts of Viterra France and BNABV;
(f)    a certificate of a manager of the Seller, dated as of the date hereof, and certifying (i) that attached thereto is a true and complete copy of the Organizational Documents (including all amendments or other modifications thereto) of the Seller, as in effect as of the date hereof, (ii) that attached thereto is a true and complete copy of the resolutions of the Board of Directors (or committee thereof), directors or, to the extent required, shareholders and (to the extent applicable) the request for advice and the positive advice from the works council that has jurisdiction over such transaction, as the case may be, of the Seller authorizing the execution, delivery and performance of this Amendment and the other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect, and (iii) the authority and specimen signature of each officer executing this Amendment and each other Transaction Documents or any other document delivered in connection herewith on behalf of the Seller;
(g)    an extract, dated as of a recent date, from the Trade Register or other appropriate authority of the Seller’s jurisdiction of organization;
(h)    a certificate of a secretary of the Performance Undertaking Provider, dated as of the date hereof, and certifying (i) that attached thereto is a true and complete copy of the Organizational Documents (including all amendments or other modifications thereto) of the Performance Undertaking Provider, as in effect as of the date hereof, (ii) that attached thereto is a true and complete copy of the resolutions of the Board of Directors (or committee thereof) of the Performance Undertaking Provider authorizing the execution, delivery and performance of this Amendment and the other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect, and (iii) the authority and specimen signature of each officer executing this Amendment and each other Transaction Documents or any other document delivered in connection herewith on behalf of the Performance Undertaking Provider;
(i)    an extract, dated as of a recent date, from the Commercial Register of Canton of Geneva, with respect to the Performance Undertaking Provider;
(j)    a legal opinion of Homburger, special Swiss counsel for the Performance Undertaking Provider, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent;
(k)    a legal opinion of Clifford Chance LLP, special Dutch counsel for the Seller, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent;
(l)    legal opinions of Reed Smith LLP, special U.S. counsel for the Seller, the Master Servicer and the Performance Undertaking Provider, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent, including opinions with respect to the due authorization, execution and delivery of, and the validity and enforceability of, this Amendment and the other Transaction Documents governed by New York law;

(m)    evidence that Clifford Chance LLP, special Dutch counsel for the Seller, has the information required in order to promptly make a notification in the Netherlands in accordance with Article 7(1)(g)(V) of the Securitisation Regulation;
(n)    confirmation by each Purchaser Agent that it has received all internal confirmations (including, to the extent required, any diligence (commercial and legal), tax, compliance, 'know-your-customer' and/or credit committee) required for purposes of this Amendment or any of the other Transaction Documents described in this Section 8;
(o)    an updated transaction summary, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent;
(p)    an updated transaction summary, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent; and
(q)    provision by PCS of a "no objection letter" to the Administrative Agent.
9.    NOTICES, ETC.
All communications and notices provided for hereunder shall be provided in the manner described in Schedule 2 (Address and Notice Information) to the Receivables Transfer Agreement.
10.    EXECUTION IN COUNTERPARTS
This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic file in a format that is accessible by the recipient shall be effective as delivery of a manually executed counterpart of this Amendment.
11.    GOVERNING LAW; SUBMISSION TO JURISDICTION
(a)    This Amendment shall be governed by and construed in accordance with the law of the state of New York.
(b)    Each of the Parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment. Each Party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each Party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(c)    TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AMENDMENT OR ANY PROVISION HEREOF.
12.    NO PROCEEDING; LIMITED RECOURSE
(a)    Each of the Parties hereto hereby agrees that (i) it will not institute against any Conduit Purchaser any proceeding of the type referred to in the definition of Event of Bankruptcy until there shall have elapsed two years plus one day since the Final Payout Date and (ii) notwithstanding anything contained herein or in any other Transaction Document to the contrary, the obligations of the Conduit Purchasers under the Transaction Documents are solely the corporate obligations of the Conduit Purchasers and shall be payable solely to the extent of funds which are received by the Conduit Purchasers pursuant to the Transaction Documents and available for such payment in accordance with the terms of the Transaction Documents and shall be non-recourse other than with respect to such available funds and, without limiting this Section 11, if ever and until such time as any Conduit Purchaser has sufficient funds to pay such obligation shall not constitute a claim against such Conduit Purchaser.
(b)    No recourse under any obligation, covenant or agreement of any Committed Purchaser or Conduit Purchaser contained in this Amendment or any other Transaction Document shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of such Committed Purchaser or Conduit Purchaser by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Amendment and the other Transaction Documents are solely a corporate obligation of such Committed Purchaser or Conduit Purchaser, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or agent of such Committed Purchaser or Conduit Purchaser or any of them under or by reason of any of the obligations, covenants or agreements of such Committed Purchaser or Conduit Purchaser contained in this Amendment or any other Transaction Document, or implied therefrom, and that any and all personal liability for breaches by such Committed Purchaser or Conduit Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Amendment; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or fraudulent omissions made by them.
[Signature pages follow.]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.
BUNGE SECURITIZATION B.V., as Seller
By: /s/ Farshad Saberi
Name: Farshad Saberi
Title: Proxyholder B of Vistra B.V., in turn the sole director of Bunge Securitization B.V.
By:/s/ Iryna Snihir
Name: Iryna Snihir
Title: Proxyholder A of Vistra B.V., in turn the sole director of Bunge Securitization B.V.

KONINKLIJKE BUNGE B.V., as Master Servicer, Seller Agent and Subordinated Lender
By:/s/ Jeroen Kloet
Name: Jeroen Kloet
Title: Director
By:/s/ Arrie de Lange
Name: Arrie de Lange
Title: Director

BUNGE GLOBAL SA, as Performance Undertaking Provider
By:/s/ Bram de Veer
Name: Bram de Veer
Title: Treasurer
By:/s/ Lisa Ware-Alexander
Name: Lisa Ware-Alexander
Title: Secretary

BUNGE NETHERLANDS B.V., as Existing Dutch Originator
By:/s/ P.J.W. Stam
Name: P.J.W. Stam
Title: Director
By:/s/ C. Argelich Garcia
Name: C. Argelich Garcia
                             Title: Director

BUNGE FRANCE SAS, as Existing French Originator
By:/s/ Julie Hawkins
Name: Julie Hawkins
Title: Director
By:/s/ Rafael Olaso
Name: Rafael Olaso
Title: Director

COÖPERATIEVE RABOBANK U.A., as Administrative Agent, Committed Purchaser and Purchaser Agent
By:/s/ Huong Stive-Pham
Name: Huong Stive-Pham
Title: Executive Director
By:/s/ Carlo Bonacquisti
Name: Carlo Bonacquisti
Title: Managing Director

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V., as Conduit Purchaser
By:/s/ Sytse van Ulsen
Name: Sytse van Ulsen
Title: Proxyholder of CSC Management (Netherlands) B.V.
By:/s/ Edwin van Ankeren
Name: Edwin van Ankeren
Title: Managing Director of CSC Management (Netherlands) B.V.

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Committed Purchaser and Purchaser Agent
By:/s/ Marie-Laure Lepont
Name: Marie-Laure Lepont
Title: Authorized Signatory
By:/s/ Frédéric Mazet
Name: Frédéric Mazet
Title: Authorized Signatory

BNP PARIBAS, as Purchaser Agent
By:/s/ Gianluca Sannipoli
Name: Gianluca Sannipoli
Title: Authorized Signatory
By:/s/ Marco Germani
Name: Marco Germani
Title: Authorized Signatory

MATCHPOINT FINANCE PLC, as Committed Purchaser and Conduit Purchaser
By:/s/ John Hetherington
Name: John Hetherington
Title: Authorised Signatory

CITIBANK EUROPE PLC, as Committed Purchaser and Purchaser Agent
By:/s/ Akos Nemeth
Name: Akos Nemeth
Title: Senior Vice President

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as Purchaser Agent and Committed Purchaser
By:/s/ Richard Burke
Name: Richard Burke
Title: Managing Director
By:/s/ Armen Semizian
Name: Armen Semizian
Title: Managing Director